NB Crossroads Private Markets Fund V (TE) LP (the “Fund”) invests substantially all of its assets in NB Crossroads Private Markets Fund V Holdings LP (the “Master Fund”) through its consolidated subsidiary, NB Crossroads Private Markets Fund V (Offshore), Client LP. The percentage of the Fund’s partners’ capital owned by the Fund at June 30, 2019, was 31.94%. The Fund has included the Master Fund’s schedule of investments as of June 30, 2019, below. The Master Fund’s schedule of investments was also filed on Form NPORT-EX with the Securities and Exchange Commission on August 29, 2019.

NB Crossroads Private Markets Fund V Holdings LP

Schedule of Investments

June 30, 2019 (Unaudited)

Investments / Co-investments (A),(B),(D),(F)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value

Large-cap Buyout (27.29%)
Advent International GPE IX Limited Partnership	Primary	-	North America	$-	$-
H&F Unite Partners, L.P.	Co-Investment	05/2019	North America	1,300,841	1,300,817
Hellman & Friedman Capital Partners IX, L.P.	Primary	-	North America	32,788	-
KKR Ascend Co-Invest L.P.	Co-Investment	05/2019	North America	2,600,000	2,600,000
KKR Banff Co-Investment L.P.	Co-Investment	10/2018	North America	2,250,000	2,475,000
KKR European Fund V, L.P.	Primary	-	Europe	36,905	-
KKR Precise Co-Invest L.P.	Co-Investment	05/2019	Europe	4,500,000	4,496,377
KKR Starlight Co-Invest II L.P.	Co-Investment	12/2018	North America	2,250,000	2,214,535
NB HUB Aggregator LP	Co-Investment	11/2018	North America	1,516,060	1,498,734
TPG Healthcare Partners, L.P.	Primary	-	North America	8,499	-
TPG Partners VIII, L.P.	Primary	-	North America	27,366	-
Vertex Aggregator LP	Co-Investment	08/2018	North America	1,200,307	1,511,775
				15,722,766	16,097,238
Small and Mid-cap Buyout (56.10%)
Advent Global Technology Limited Partnership	Primary	-	North America	-	-
AEA Investors Fund VII, L.P.	Primary	-	North America	-	-
ARL Holdings, LLC (F)	Co-Investment	04/2019	North America	1,400,000	1,400,000
Arsenal Capital Partners Fund V LP	Primary	-	North America	-	-
BU Adhesives Co-Investment III SCSP	Co-Investment	01/2019	Europe	1,289,998	1,285,149
Buzzard Midstream Infrastructure Co-Invest Pooling, L.P	Co-Investment	03/2019-05/2019	North America	3,673,099	3,663,685
Elm Bidco, L.P.	Co-Investment	02/2019	North America	2,300,000	2,300,000
Greenbriar Coinvestment BDP, L.P.	Co-Investment	12/2018	North America	1,324,938	1,652,267
Holley Parent Holdings, LLC (F)	Co-Investment	10/2018	North America	1,900,000	1,919,000
NB Mafalda S.a.r.l	Co-Investment	-	Europe	8,148	-
Oak Hill Capital Partners V, L.P.	Primary	-	North America	148,146	-
Oakley Capital IV-B SCSP	Primary	05/2019-06/2019	Europe	254,258	256,036
Plaskolite PPC Investor LLC	Co-Investment	12/2018	North America	1,400,000	1,280,705
Quadria Capital Fund II, L.P.	Primary	06/2019	Asia	159,887	159,887
Rockbridge Portfolio Fund I L.P.	Secondary	12/2018	North America	4,247,459	4,853,659
Summit Partners Growth Equity Fund X, L.P.	Primary	-	North America	-	-
THL Equity Fund VIII Investors (Agiliti), L.P.	Co-Investment	01/2019	North America	4,311,763	5,389,555
Thomas H. Lee Equity Fund VI (2019), L.P.	Secondary	06/2019	North America	5,314,879	5,839,420
Wind Point Partners CV1, L.P.	Secondary	09/2018-02/2019	North America	1,902,560	3,100,000
				29,635,135	33,099,363
Special Situations (13.03%)
American Industrial Partners Capital Fund VII, L.P.	Primary	-	North America	32,169	-
Amulet Capital OHPE Co-Invest, L.P.	Co-Investment	03/2019	North America	2,307,807	2,200,971
Cerberus AIR Partners, L.P.	Co-Investment	02/2019	Europe	2,992,424	2,989,642
Verscend Intermediate Holding Corp. (F)	Co-Investment	08/2018	North America	2,426,625	2,494,125
				7,759,025	7,684,738
Venture Capital (12.18%)
3L Capital Fund I, LP	Primary	04/2019	North America	3,037,803	4,249,349
GGV Capital VII L.P.	Primary	01/2019-06/2019	North America	627,200	581,409
GGV Capital VII Plus L.P.	Primary	05/2019-06/2019	North America	176,400	176,400
GGV Discovery Fund II, L.P.	Primary	01/2019-06/2019	North America	299,000	274,642
Level Equity Growth Partners IV, L.P.	Primary	11/2018-06/2019	North America	1,774,810	1,632,212
Lightspeed China Partners IV, L.P.	Primary	-	Asia	-	-
Lightspeed China Partners Select I, L.P.	Primary	04/2019	Asia	275,000	268,901
TA XIII-A, L.P.	Primary	-	North America	-	-
				6,190,213	7,182,913

Total Investments (cost $59,307,139) (108.60%)					64,064,252
Other Assets & Liabilities (Net) (-8.60%)					(5,068,053)
Partners' Capital - Net Assets (100.00%)					$58,996,199

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at June 30, 2019 aggregated $59,307,139. Total fair value of illiquid and restricted securities at June 30, 2019 was $64,064,252 or 108.60% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Master Fund's Partners' Capital - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(F)	The fair value of the investment was determined using a significant unobservable input.

Valuation of Investments

The Master Fund computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by Neuberger Berman Investment Advisers LLC (the “Registered Investment Adviser”) and NB Alternatives Advisers LLC (the “Sub-Adviser”) in accordance with valuation principles set forth below, or may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board of Managers of the registrant (the “Board”).

The Board has approved the Procedures pursuant to which the Master Fund values its interests in the portfolio funds (the “Portfolio Funds”) and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the value of the assets held by the Master Fund.  The value of the Master Fund’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

It is expected that most of the Portfolio Funds in which the Master Fund invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820: Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Sub-Adviser generally will value the Master Fund’s investment in the Portfolio Fund based primarily upon the value reported to the Master Fund by the Portfolio Fund or the lead investor of a direct co-investment as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

FASB ASC 820-10 “Fair Value Measurements” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-40 to 54 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Master Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Master Fund generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.

Assumptions used by the Sub-Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Fund's results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Partners’ Capital – Net Assets by level within valuation hierarchy as of June 30, 2019:

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Large-cap Buyout	$-	$-	$-	$16,097,238	$16,097,238
Small and Mid-cap Buyout	-	-	3,319,000	29,780,363	33,099,363
Special Situations	-	-	2,494,125	5,190,613	7,684,738
Venture	-	-	-	7,182,913	7,182,913
Total	$-	$-	$5,813,125	$58,251,127	$64,064,252

Significant Unobservable Inputs

As of June 30, 2019, the Master Fund had investments valued at $64,064,252. The fair value of investments valued at $58,251,127 in the Master Fund's Schedule of Investments have been valued at the unadjusted net asset value reported by the managers of the investments.

The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of June 30, 2019:

			Unobservable Inputs
Investments	Fair Value 06/31/2019	Valuation Methodologies	Variable	Value/Range		Weighted Average[1]

Small and Mid-cap Buyout	$1,919,000	Third Party Valuation	LTM EBITDA	8.7	x	N/A

Small and Mid-cap Buyout	1,400,000	Recent Transactional Value	N/A	N/A		N/A

Special Situations	2,494,125	Market Approach	LTM EBITDA	12.1	x	N/A

Total	$5,813,125

[1]	Inputs weighted based on fair value of investments in range.

During the period ended June 30, 2019 purchases and sales from Level 3 investments were as follows:

Purchases	Sales
$1,400,000	$-

During the period ended June 30, 2019 unrealized appreciation and realized gains from Level 3 investments were $19,000 and $0, respectively.

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the period ended June 30, 2019.

The estimated remaining life of the Master Fund’s Portfolio Funds as of June 30, 2019 is one to ten years, with the possibility of extensions by each of the Portfolio Funds.